EXHIBIT 10.97

                   AMENDMENT NUMBER 1 TO SERVICING AGREEMENT

      AMENDMENT NUMBER 1 TO SERVICING AGREEMENT (this "Amendment") dated as of November 29, 2000, among First Investors Auto Receivables Corporation, a Delaware corporation, as debtor (the "Debtor"), Wells Fargo Bank Minnesota, National Association, a national banking association, as back-up servicer (the "Back-up Servicer") and as collateral agent (the "Collateral Agent"), and First Investors Servicing Corporation (successor in name to Auto Lenders Acceptance Corporation), a Delaware corporation, as servicer (the "Servicer"), amending that certain Servicing Agreement among the Debtor, the Back-up Servicer, the Collateral Agent and the Servicer dated as of March 31, 1999 (the "Servicing Agreement").

      WHEREAS, the parties have agreed to amend the Servicing Agreement in the respects set forth herein.

      NOW THEREFORE, the parties hereby agree as follows:

      SECTION 1. DEFINED TERMS. As used in this Amendment, capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Servicing Agreement.

      SECTION 2. REFERENCES. All references in the Servicing Agreement to "Auto Lenders Acceptance Corporation" are hereby amended to refer to First Investors Servicing Corporation, and all references to "Norwest Bank Minnesota, National Association" are hereby amended to refer to Wells Fargo Bank Minnesota, National Association.

      SECTION 3. AMENDMENT TO SECTION 2.02. (a) Subsection (c) of Section 2.02 of the Servicing Agreement is hereby amended by deleting "and" before (vi) and adding the following at the end of the second to last sentence of such subsection:

      "(vii) the number of extensions and aggregate outstanding Principal Balance of extended Receivables at the time of such extensions; (viii) the number of Financed Vehicles in repossession inventory and the related aggregate outstanding principal balance thereof at the end of each calendar month; and (ix) the number and related aggregate outstanding principal balance of Financed Vehicles liquidated during the related calendar month.

      (b) Subsection (f) of Section 2.02 of the Servicing Agreement is hereby amended to change the second word thereof from "ten" to "fifteen".

AMENDMENT NUMBER 1 TO SERVICING
AGREEMENT

      SECTION 4. AMENDMENT TO SECTION 2.13. The first paragraph of Subsection
(b) of Section 2.13 of the Servicing Agreement is hereby amended to read as follows:

                  (b)(i) the original certificate of title, or (ii) if
            application has been made for the issuance of the original certificate of title and such original certificate of title has not yet been issued at the time of the delivery of the original counterpart of the retail installment contract or promissory note and security agreement as provided above, there shall be delivered copies of all correspondence with the appropriate State title registration agency, and all enclosures thereto, relating to the issuance of the original certificate of title for the related Financed Vehicle, and the original certificate of title shall be delivered to the Collateral Agent upon receipt thereof (the items in (a) - (b) are collectively referred to as the "Custodian Files").

      SECTION 5. LIMITED SCOPE. This Amendment is specific to the circumstances described above and does not imply any future amendment of, or waiver of rights under, the Servicing Agreement.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 8. RATIFICATION. Except as expressly affected by the provisions hereof, the Servicing Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Servicing Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Servicing Agreement as amended by this Amendment.


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AMENDMENT NUMBER 1 TO SERVICING
AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 1 as of the date first written above.

                                   First Investors Auto Receivables Corporation, as Debtor


                                   By:   ________________________________
                                         Bennie H. Duck, Vice President


                                   Wells Fargo BankMinnesota, National
                                   Association, as Back-up Servicer


                                   By:___________________________________
                                   Printed Name:_________________________
                                   Title:________________________________


                                   Wells Fargo Bank Minnesota, National
                                   Association, as Collateral Agent


                                   By:___________________________________
                                   Printed Name:_________________________
                                   Title:________________________________



                                   First Investors Servicing Corporation,  as
                                   Servicer



                                   By:   ________________________________
                                         Bennie H. Duck, Vice President


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AMENDMENT NUMBER 1 TO SERVICING
AGREEMENT

                       CONSENT OF SURETY BOND PROVIDER:

      MBIA Insurance Corporation, in its capacity as Surety Bond Provider under that certain Security Agreement dated as of October 22, 1996, as amended, hereby consents to the foregoing Amendment Number 3 to Purchase Agreement.

                                   MBIA Insurance Corporation


                                   By:___________________________________
                                   Printed Name:_________________________
                                   Title:________________________________


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AMENDMENT NUMBER 1 TO SERVICING
AGREEMENT